Exhibit 99.2

Ça CANADA	SUPERIOR COURT

PROVINCE OF QUÉBEC DISTRICT OF MONTRÉAL No.: 500-11-036133-094	Commercial Division Sitting as a court designated pursuant to the Companies’ Creditors Arrangement Act, R.S.C., c. C-36, as amended

IN THE MATTER OF THE PLAN OF COMPROMISE OR ARRANGEMENT OF:

ABITIBIBOWATER INC., a legal person incorporated under the laws of the State of Delaware, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
ABITIBI-CONSOLIDATED INC., a legal person incorporated under the laws of Canada, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
BOWATER CANADIAN HOLDINGS INC., a legal person incorporated under the laws of the Province of Nova Scotia, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
the other Petitioners listed on Appendices “A”, “B” and “C”;

Petitioners

And
ERNST & YOUNG INC., a legal person under the laws of Canada, having a place of business at 800 René-Lévesque Blvd. West, Suite 1900, in the City and District of Montréal, Province of Quebec, H3B 1X9;

Monitor

FORTY-SIXTH REPORT OF THE MONITOR

JULY 5, 2010

INTRODUCTION

1.	On April 17, 2009, Abitibi-Consolidated Inc. (“ACI”) and its subsidiaries listed in Appendix “A” hereto (collectively with ACI, the “ACI Petitioners”) and Bowater Canadian Holdings Incorporated (“BCHI”), its subsidiaries and affiliates listed in Appendix “B” hereto (collectively with BCHI, the “Bowater Petitioners”) (the ACI Petitioners and the Bowater Petitioners are collectively referred to herein as the “Petitioners”) filed for and obtained protection from their creditors under the Companies’ Creditors Arrangement Act (the “CCAA” and the “CCAA Proceedings”) pursuant to an Order of this Honourable Court, as amended on May 6, 2009 (the “Initial Order”). Pursuant to an Order of this Honourable Court dated November 10, 2009, Abitibi-Consolidated (U.K.) Inc., a subsidiary of ACI, was added to the list of the ACI Petitioners.

2.	Pursuant to the Initial Order, Ernst & Young Inc. (“EYI”) was appointed as monitor of the Petitioners (the “Monitor”) under the CCAA and a stay of proceedings in favour of the Petitioners was granted until May 14, 2009 (the “Stay Period”). The Stay Period has been subsequently extended to July 9, 2010 pursuant to further Orders of this Honourable Court.

3.	On April 16, 2009, AbitibiBowater Inc. (“ABH”), Bowater Inc. (“BI”), and certain of their direct and indirect U.S. and Canadian subsidiaries, including BCHI and Bowater Canadian Forest Products Inc. (“BCFPI”) (collectively referred to herein as “U.S. Debtors”), filed voluntary petitions (collectively, the “Chapter 11 Proceedings”) for relief under Chapter 11 of the U.S. Bankruptcy Code, 11 U.S.C. §§ 101 et seq. (the “U.S. Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “U.S. Bankruptcy Court”).

4.	BCHI, Bowater Canada Finance Corporation, Bowater Canadian Limited, AbitibiBowater Canada Inc., BCFPI, Bowater LaHave Corporation and Bowater Maritimes Inc. have commenced both CCAA Proceedings and Chapter 11 Proceedings and are referred to herein collectively as the “Cross-Border Petitioners” and are also included in the definition of “Petitioners”.

5.	The Petitioners are all subsidiaries of ABH (ABH, collectively with its subsidiaries, are referred to as the “ABH Group”).

6.	On April 17, 2009, ABH and the petitioners listed on Appendix “C” hereto (collectively with ABH, the “18.6 Petitioners”) obtained Orders under Section 18.6 of the CCAA in respect of voluntary proceedings initiated under Chapter 11 of the U.S. Bankruptcy Code and EYI was appointed as the information officer in respect of the 18.6 Petitioners.

7.	On April 16, 2009, ACI and ACCC filed petitions for recognition under Chapter 15 of the U.S. Bankruptcy Code. On April 21, 2009, the U.S. Bankruptcy Court granted the recognition orders under Chapter 15 of the U.S. Bankruptcy Code.

8.	On April 22, 2009, the Court amended the Initial Order to extend the stay of proceedings to the partnerships (the “Partnerships”) listed in Appendix “D” hereto.

BACKGROUND

9.	ABH is one of the world’s largest publicly traded pulp and paper manufacturers. It produces a wide range of newsprint and commercial printing papers, market pulp and wood products. The ABH Group owns interests in or operates pulp and paper facilities, wood products facilities and recycling facilities located in Canada, the United States and South Korea. The Petitioners’ United Kingdom subsidiary, Bridgewater Paper Company Ltd. (“Bridgewater”), filed for administration, pursuant to the United Kingdom’s Insolvency Act of 1986, on February 2, 2010.

10.	Incorporated in Delaware and headquartered in Montreal, Quebec, ABH functions as a holding company and its business is conducted principally through four direct subsidiaries: BI, Bowater Newsprint South LLC (“Newsprint South”) (BI, Newsprint South and their respective subsidiaries are collectively referred to as the “BI Group”), ACI (ACI and its subsidiaries are collectively referred to as the “ACI Group”) and AbitibiBowater US Holding LLC (“ABUSH”) (ABUSH and its respective subsidiaries are collectively referred to as the “DCorp Group”).

11.	ACI is a direct and indirect wholly-owned subsidiary of ABH.

12.	ABH wholly owns BI which in turn, wholly owns BCHI which, in turn, indirectly owns BCFPI which carries on the main Canadian operations of BI.

13.	ACCC, a wholly-owned subsidiary of ACI, and BCFPI hold the majority of ABH’s Canadian assets and operations.

PURPOSE

14.	This is the forty-sixth report of the Monitor (the “Forty-Sixth Report”) in these CCAA Proceedings, the purpose of which is to report to this Honourable Court with respect to the following:

(i)	the Petitioners’ four-week cash flow results for the period from May 3, 2010 to May 30, 2010 (the “Reporting Period”), in accordance with the first stay extension order of this Honourable Court dated May 14, 2009 (the “First Stay Extension Order”), and to provide details with respect to the following:

(a)	an update in respect of the market condition overview in the forest products industry provided in the forty-third report of the Monitor dated June 3, 2010 (the “Forty-Third Report”);

(b)	the receipts and disbursements of the ACI Group and BCFPI for the Reporting Period with a discussion of the variances from the respective forecasts (the “ACI Forecast” and the “BCFPI Forecast”) as set forth in the Forty-Third Report;

(c)	the current liquidity and revised cash flow forecasts of the ACI Group and BCFPI for the 13-week period ending August 29, 2010; and

(d)	an update with respect to certain key performance indicators (“KPIs”) tracked by the Petitioners.

TERMS OF REFERENCE

15.	In preparing this Forty-Sixth Report, the Monitor has been provided with and, in making comments herein, has relied upon unaudited financial information, the ABH Group’s books and records, financial information and projections prepared by the ABH Group and discussions with management of the ABH Group (the “Management”). The Monitor has not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information and, accordingly, the Monitor expresses no opinion or other form of assurance in respect of such information contained in this Forty-Sixth Report. Some of the information referred to in this Forty-Sixth Report consists of forecasts and projections. An examination or review of the financial forecast and projections, as outlined in the Canadian Institute of Chartered Accountants Handbook, has not been performed. Future-oriented financial information referred to in this Forty-Sixth Report was prepared by the ABH Group based on Management’s estimates and assumptions. Readers are cautioned that, since these projections are based upon assumptions about future events and conditions the actual results will vary from the projections, even if the assumptions materialize, and the variations could be significant.

16.	Capitalized terms not defined in this Forty-Sixth Report are as defined in the previous reports of the Monitor and the Initial Order. All references to dollars are in U.S. currency and are translated at a rate of CDN$1.00=US$0.98 unless otherwise noted.

17.	Copies of all of the Monitor’s Reports, in both English and French, including a copy of this Forty-Sixth Report, and all motion records and Orders in the CCAA Proceedings will be available on the Monitor’s website at www.ey.com/ca/abitibibowater. The Monitor has also established a bilingual toll-free telephone number that is referenced on the Monitor’s website so that parties may contact the Monitor if they have questions with respect to the CCAA Proceedings.

18.	Copies of all of the U.S. Bankruptcy Court’s orders are posted on the website for Epiq Bankruptcy Solutions LCC (“Epiq”) at http://chapter11.epiqsystems.com/abitibibowater. The Monitor has included a link to Epiq’s website from the Monitor’s website.

CURRENT MARKET CONDITIONS IN THE FOREST PRODUCTS INDUSTRY

19.	Pursuant to the First Stay Extension Order, the Monitor has provided this Honourable Court with regular reports on the Petitioners’ cash flows for each reporting period following the date of the First Stay Extension Order. These reports have included details with respect to the market conditions in the forest products industry.

20.	According to a report on RISI.com (a leading forest products industry source) on June 25, 2010 (the “RISI Report”) the price of pulp continues to rise from historic lows in early 2009. The RISI Report notes that the price of northern softwood bleached kraft pulp (“NSBK”) is currently $1,020 per tonne in June 2010, compared to $660 per tonne a year ago. This is illustrated in the RISI Report graph below:

21.	The price of newsprint has also been increasing, with prices reported at $615 per tonne in June 2010, compared to $510 per tonne a year ago. This is illustrated in the RISI Report graph below:

22.	As reported on RISI.com, Smurfit-Stone Container Canada Inc., the second largest North American containerboard and corrugated box producer, emerged from CCAA and Chapter 11 bankruptcy protection on June 30, 2010.

RECEIPTS AND DISBURSEMENTS FROM MAY 3, 2010 TO MAY 30, 2010 FOR THE ACI GROUP AND BCFPI

The ACI Group

23.	The table below summarizes the ACI Group’s (including DCorp) actual receipts and disbursements for the Reporting Period, which is detailed in Appendix “E” of this Forty-Sixth Report, with a comparison to the ACI Forecast amounts provided in the Forty-Third Report.

The ACI Group

	US$000
	Actual	Forecast	Variance
Opening Cash	$212,798	$212,798	$—	—

Receipts	186,270	178,650	7,620	4%

Disbursements
Net Trade Disbursements	(110,165)	(101,924)	(8,241)	(8)%
Intercompany	(15,664)	—	(15,664)	N/A
Other	(77,233)	(79,528)	2,295	3%

	(203,062)	(181,452)	(21,610)	(12)%
Financing
Securitization Inflows / (Outflows)	(1,276)	(1,272)	(4)	(0)%
Adequate Protection by DCorp to ACCC Term Lenders	(2,968)	—	(2,968)	N/A
Restructuring & Other Items	(4,964)	(4,400)	(564)	(13)%
Foreign Exchange Translation	2,141	—	2,141	N/A

	(7,067)	(5,672)	(1,395)	(25)%

Net Cash Flow	(23,858)	(8,474)	(15,384)	(182)%

Ending Cash	$188,940	$204,324	$(15,384)	(8)%

Immediately Available Liquidity	$237,214	$268,639	$(31,425)	(12)%

Total Available Liquidity	$301,360	$328,955	$(27,595)	(8)%

24.	As detailed in the twenty-ninth report of the Monitor dated December 16, 2009 (the “Twenty-Ninth Report”) the sale of the ACCC MPCo Interest closed on December 9, 2009 for gross proceeds of CDN$615 million (the “Proceeds”). Certain of the Proceeds were paid to the Monitor for distribution as follows:

(i)	CDN$200.0 million to the Senior Secured Noteholders (i.e. the holders of the 13.75% notes due 2011); and

(ii)	CDN$130.0 million to the ACI Group pursuant to the ULC DIP Facility.

25.	The Monitor continues to hold the following amounts related to the sale of the ACCC MPCo Interest pursuant to an order of this Honourable Court dated November 16, 2009:

(i)	CDN$50.0 million that is available as liquidity to the ACI Group subject to providing notice to certain creditors (the “ULC DIP Facility Available Upon Notice”);

(ii)	CDN$50.0 million that is available to the ACI Group subject to Court approval for the use of such funds (the “ULC DIP Facility Available Upon Court Approval”); and

(iii)	Approximately CDN$52.3 million that is not available to the ACI Group (the “Restricted ULC Reserve Deposit”).

26.	The Monitor will continue to hold the ULC DIP Facility Available Upon Notice, the ULC DIP Facility Available Upon Court Approval and the Restricted ULC Reserve Deposit until further order of this Honourable Court.

27.	Pursuant to an order issued by the U.S. Bankruptcy Court, funds related to the sale of certain DCorp recycling assets, approximately $11.8 million, (the “Recycling Proceeds”) and funds related to the sale of DCorp’s West Tacoma mill, approximately $4.1 million, (the “West Tacoma Proceeds”) are only available to the ACI Group on ten days notice to the agent for the ACCC Term Lenders. The Recycling Proceeds and West Tacoma Proceeds are held in a designated account and are separate from the ACI Group’s general operating funds.

28.	On April 12, 2010 the Monitor received approximately $2.8 million related to the sale of ACCC’s St. Raymond sawmill (the “St. Raymond Proceeds”). The St. Raymond Proceeds are being held by the Monitor until further order of this Honourable Court.

29.

As shown in the table above, the ACI Group’s total receipts for the Reporting Period, net of joint venture remittances, were approximately $7.6 million higher than projected in the ACI Forecast. Disbursements were approximately $21.6 million higher than projected in the ACI Forecast and

Financing net cash outflows were approximately $1.4 million more than projected in the ACI Forecast. Overall, the ending cash balance was approximately $15.4 million lower than the ACI Forecast and Immediately Available Liquidity was approximately $31.4 million lower than the ACI Forecast.

“Immediately Available Liquidity” in the chart above includes cash on hand plus liquidity available pursuant to the ULC DIP Facility Available Upon Notice and amounts available through the ACI Group’s Amended Securitization Program. “Total Available Liquidity” includes Immediately Available Liquidity plus the ULC DIP Facility Available Upon Court Approval, the Recycling Proceeds, the St. Raymond Proceeds, proceeds related to the sale of equipment at DCorp’s Alabama River facility (the “Alabama River Equipment Proceeds”) , proceeds related to the sale of ACCC’s Belgo mill (the “Belgo Proceeds”) and the West Tacoma Proceeds.

Receipts

30.	A breakdown of the receipts for the Reporting Period is outlined in the table below:

			$US 000
	Para.		Actual	Forecast	Variance	Variance %
A/R Collections	31	(i)	$164,524	$172,757	$(8,233)	(5)%
Intercompany A/R Settlement	31	(i)	20,092	—	20,092	NA
Joint Venture Remittances, Net	31	(i)	(19,635)	(22,807)	3,172	14%
Collections on Behalf of Joint Ventures	31	(ii)	820	17,568	(16,748)	(95)%

Net A/R Collections			165,801	167,518	(1,717)	(1)%
Other Inflows	31	(iii)	20,469	11,132	9,337	84%

Total Receipts			$186,270	$178,650	$7,620	4%

31.	The variance analysis has been compiled based on discussions with Management and the following represents the more significant reasons for the variances:

(i)	A/R Collections, inclusive of receipts related to Intercompany A/R Settlements, net Joint Venture Remittances, and Collections on Behalf of Joint Ventures, were approximately $165.8 million during the Reporting Period compared to a forecast amount of $167.5 million resulting in a nominal variance.

Intercompany A/R Settlements represent payments to the ACI Group from an affiliated ABH Group entity for ACI Group accounts receivable that were collected by the affiliated entity, such as BI or BCFPI.

(ii)	Collections on Behalf of Joint Ventures totalled approximately $0.8 million during the Reporting Period. This amount represents amounts collected by the ACI Group for accounts receivable that belong to a joint venture partner. Such amounts will be paid to the joint venture partner on a monthly basis or in accordance with the joint venture agreement. The collections on behalf of joint ventures were $0.8 million for the Reporting Period as compared to a forecast amount of approximately $17.6 million, resulting in a negative variance of approximately $16.7 million.

This variance is due to the fact that certain amounts collected on behalf of joint ventures are also included in the “A/R Collections” line and has not yet been specifically allocated to “Collections on Behalf of Joint Ventures” as these amounts are allocated on a monthly basis.

During the Reporting Period, disbursements related to Joint Venture Remittances totalled approximately $19.6 million resulting in a positive variance of approximately $3.2 million. Remittances to Donohue Malbaie were $1.3 million lower than contemplated in the ACI Forecast, with the remaining variance pertaining to the ACI Group’s Augusta joint venture.

(iii)	Other Inflows, which includes sales of woodchips to third parties, tax refunds and other miscellaneous receipts, totalled approximately $20.5 million during the Reporting Period. The ACI Forecast included projected receipts of $11.1 million, resulting in a positive variance of approximately $9.3 million. The primary reason for this difference is that receipts from the Fort Frances pulp operation were approximately $8.8 million higher than forecast.

Disbursements

32.	A breakdown of the disbursements related to Net Trade Disbursements for the Reporting Period is outlined below:

			$US 000
	Para.		Actual	Forecast	Variance	Variance %
Trade Payables	33	(i)	$(111,327)	$(98,572)	$(12,755)	(13)%
Intercompany A/P Settlements - Receipts	33	(ii)	3,933	—	3,933	N/A
Intercompany A/P Settlements - Disbursements	33	(ii)	(2,771)	—	(2,771)	N/A
Capital Expenditures	33	(iii)	—	(3,352)	3,352	100%

Net Trade Disbursements			$(110,165)	$(101,924)	$(8,241)	(8)%

33.	The variance analysis with respect to the disbursements for the more significant variances has been compiled based on discussions with Management and the following represents a summary of the reasons for the variances:

(i)	Disbursements related to Trade Payables were approximately $111.3 million during the Reporting Period, which was approximately $12.8 million greater than the ACI Forecast. This negative variance can be explained by the fact that:

(a)	Capital Expenditures have been included in the actual amount for Trade Payables disbursements until such time as the ACI Group identifies and allocates the disbursements which are capital in nature;

(b)	The ACI Forecast included an estimate for downtime at the ACI Group’s newsprint facilities. Actual downtime at these facilities was lower than anticipated, resulting in production costs for newsprint exceeding the amount included in the ACI Forecast by $2.8 million; and

(c)	Lumber production was higher than forecast during the Reporting Period resulting in actual production costs exceeding the ACI Forecast by $3.6 million and freight costs exceeding the ACI Forecast by $0.9 million.

(ii)	The ACI Group regularly disburses amounts on behalf of other affiliated entities. Identifiable disbursements on behalf of others are detailed on the Intercompany A/P Settlements – Disbursement line and settlements of these amounts are detailed on the Intercompany A/P Settlements – Receipts line.

(iii)	As noted above, Capital Expenditures are not tracked on a weekly basis. The disbursements related to capital expenditures have been included in the Trade Payables disbursement line.

34.	The net cash flows related to intercompany collections are detailed in the chart below:

			$US 000
	Para.		Actual	Forecast	Variance	Variance %
A/R Collections - Affiliates	34	(i)	$13,753	$—	$13,753	N/A
Intercompany A/R Settlements	34	(ii)	(29,417)	—	(29,417)	N/A

			$(15,664)	$—	$(15,664)	N/A

(i)	A/R Collections – Affiliates totalled approximately $13.8 million during the Reporting Period. As part of its normal Cash Management System, the ACI Group regularly collects accounts receivable on behalf of other ABH Group entities. As it is not possible to forecast which customers will incorrectly pay the ACI Group on behalf of the other entities, collections on behalf of affiliates are not forecast by the Petitioners. The funds are paid on a regular basis by the ACI Group to the appropriate ABH Group entity, which payments are reflected in the Intercompany A/R Settlements line of the “Intercompany” section of the cash flow statement. As discussed in the next section, an amount of approximately $29.4 million was paid out to affiliates during the Reporting Period by the ACI Group to reimburse affiliates for collections made on their behalf by the ACI Group.

(ii)	The ACI Group does not forecast the disbursement of Intercompany A/R Settlements as it is not possible to predict which customers will pay the incorrect ABH Group entity for accounts receivable. The corresponding receipt of these amounts collected from affiliate customers is included in the A/R Collections – Affiliates.

35.	Disbursements related to “Other” items are summarized in the chart below:

			$US 000
	Para.		Actual	Forecast	Variance	Variance %
Marine Freight Payments	35	(i)	$(8,288)	$(8,200)	$(88)	(1)%
Utility Payments	35	(ii)	(31,097)	(30,450)	(647)	(2)%
Payroll & Benefits	35	(iii)	(37,848)	(40,878)	3,030	7%

			$(77,233)	$(79,528)	$2,295	3%

(i)	Marine Freight Payments totalled approximately $8.3 million and were consistent with the ACI Forecast.

(ii)	Utility Payments totalled approximately $31.1 million during the Reporting Period and were consistent with the ACI Forecast.

(iii)	Total payments for Payroll & Benefits were approximately $37.8 million during the Reporting Period compared to an amount of approximately $40.9 million in the ACI Forecast. Included in the ACI Forecast amount is $3.4 million related to a payment to the ACI Group’s pension plans. This amount was not paid until the week ended June 6, 2010, which is outside of the Reporting Period.

Financing

36.	Details regarding the ACI Group’s financing activities are summarized in the following table:

			$US 000
Financing	Para.		Actual	Forecast	Variance	Variance %
Securitization Inflows / (Outflows)	37	(i)	$(1,276)	$(1,272)	$(4)	(0)%
Adequate Protection by DCorp to ACCC Term Lenders	37	(ii)	(2,968)	—	(2,968)	N/A
Restructuring & Other Items	37	(iii)	(4,964)	(4,400)	(564)	(13)%
Foreign Exchange Translation	37	(iv)	2,141	—	2,141	N/A

			$(7,067)	$(5,672)	$(1,395)	(25)%

37.	The variance analysis with respect to the ACI Group’s financing activities has been compiled based on discussions with Management and the following represents a summary of the reasons for the variances:

(i)	Securitization Inflows/ (Outflows) were approximately $1.3 million and were consistent with the ACI Forecast.

(ii)	Adequate Protection by DCorp to ACCC Term Lenders was approximately $3.0 million. This payment was included in the ACI Forecast during the week ended June 6, 2010, however, due to the Memorial Day holiday the adequate protection payment was made during the week ended May 30, 2010.

(iii)	Payments for Restructuring & Other Items totalled approximately $5.0 million compared to a forecast of approximately $4.4 million. The difference is primarily due to the timing of the receipt of invoices from professional service firms.

(iv)	Amounts on the Foreign Exchange Translation line represent the difference between the actual exchange rate between Canadian and U.S. dollars at the time of conversion as compared to the forecast rate of CDN$1.00=US$0.98. During the Reporting Period the value of the Canadian dollar fluctuated between US$0.9278 and US$0.9868.

BCFPI

38.	The following table summarizes the receipts and disbursements of BCFPI for the Reporting Period, which is detailed in Appendix “F” of this Forty-Sixth Report:

BCFPI

	US$000
	Actual	Forecast	Variance
Receipts	$41,747	$41,799	$(52)	(0)%
Disbursements
Net Trade Disbursements	(23,849)	(27,928)	4,079	15%
Intercompany	4,185	—	4,185	N/A
Other	(19,387)	(11,345)	(8,042)	(71)%

	(39,051)	(39,273)	222	1%
Financing
Interest	(1,169)	(1,411)	242	17%
Restructuring Costs	(615)	(1,276)	661	52%
Foreign Exchange Translation	682	—	682	N/A

	(1,102)	(2,687)	1,585	59%
Net Cash Flows	1,594	(161)	1,755	1,090%
Opening Cash	10,126	10,126	—	—

Ending Cash	$11,720	$9,965	$1,755	18%

39.	As detailed in the table above, BCFPI’s total receipts for the Reporting Period were consistent with the BCFPI Forecast. Disbursements were $0.2 million lower than the BCFPI Forecast and Financing cash outflows were approximately $1.6 million lower than the BCFPI Forecast. BCFPI had cash on hand of approximately $11.7 million at May 30, 2010. Overall, the ending cash balance was approximately $1.8 million higher than the BCFPI Forecast.

Receipts

40.	A breakdown of the BCFPI receipts is summarized in the table below:

Receipts	Para.		US$000			Variance %
			Actual	Forecast	Variance
A/R Collections	41	(i)	$21,751	$68,351	$(46,600)	(68)%
Intercompany A/R Settlements	41	(i)	24,726	—	24,726	N/A

Total A/R Collections			46,477	68,351	(21,874)	(32)%
Advances from/(to) Bowater Inc.	41	(ii)	(11,000)	(29,000)	18,000	62%
Other Inflows	41	(iii)	6,270	2,448	3,822	156%

Total Receipts			$41,747	$41,799	$(52)	(0)%

41.	The variance analysis with respect to the receipts has been compiled based on discussions with Management and the following represents a summary of the reasons for the significant variances:

(i)	Total A/R Collections were approximately $46.5 million resulting in a negative variance of approximately $21.9 million. This variance is primarily due to the timing of collections from BCFPI’s customers.

Pursuant to BCFPI’s normal practice and the Cash Management System, sales which are made to customers domiciled in the United States are made through an affiliate, Bowater America Inc. (“BAI”). BAI, which is a subsidiary of BI, collects the accounts receivable from third party customers and then remits these funds through an Intercompany A/R Settlement to BCFPI. BCFPI continues to reconcile its intercompany trade receivables on a regular basis.

In addition to the above, BI collects substantially all accounts receivable related to BCFPI’s sale of pulp. Such amounts were reconciled and transferred from BI to BCFPI on a monthly basis but such transfers are now done weekly.

(ii)	On a net basis, Advances from/to Bowater Inc. totalled a repayment of $11.0 million during the Reporting Period. Repayments of $29.0 million were included in the BCFPI Forecast. The variance above is due to the fact that collections from customers were less than forecast.

(iii)	Amounts received related to Other Inflows were approximately $6.3 million during the Reporting Period. Receipts related to Other Inflows were forecast to be approximately $2.4 million, resulting in a positive variance of approximately $3.8 million. This variance was primarily due to the receipt of $0.9 million from the province of Ontario for a road rebate and $0.8 million from Hydro-Quebec for the sale of energy to the grid.

Disbursements

42.	Details regarding BCFPI’s disbursements related to Net Trade Disbursements are summarized in the following table:

	Para.		US$000			Variance %
			Actual	Forecast	Variance
Trade Payables	43	(i)	$(28,434)	$(30,120)	$1,686	6%
Intercompany A/P Settlements - Receipts	43	(ii)	11,835	4,000	7,835	196%
Intercompany A/P Settlements -Disbursements	43	(iii)	(514)	—	(514)	N/A
Capital Expenditures	43	(iv)	—	(1,808)	1,808	100%
Payments on Behalf of Affiliates	43	(v)	(6,736)	—	(6,736)	N/A

Net Trade Disbursements			$(23,849)	$(27,928)	$4,079	15%

43.	The variance analysis with respect to BCFPI’s disbursements has been compiled based on discussions with Management and the following represents a summary of the reasons provided for these variances:

(i)	Disbursements related to Trade Payables were approximately $1.7 million less than projected during the Reporting Period. This positive variance is due primarily to lower than forecast pulp production during the Reporting Period.

(ii)	Intercompany A/P Settlements – Receipts represents BCFPI being reimbursed for disbursements made on behalf of related entities. During the Reporting Period, BCFPI received approximately $11.8 million for disbursements it had previously made on behalf of Bowater Mersey.

(iii)	Intercompany A/P Settlements – Disbursements represents BCFPI reimbursing related entities for payments made on its behalf. During the Reporting Period, such payments totalled approximately $0.5 million and are primarily reimbursements to the ACI Group for freight costs.

(iv)	Capital Expenditures are not tracked on a weekly basis. As such, disbursements for this line item have been included in Trade Payables.

(v)	Payments on Behalf of Affiliates were approximately $6.7 million during the Reporting Period. These payments primarily represent disbursements made by BCFPI on behalf of Bowater Mersey. Due to the integrated nature of the operations of the Petitioners and the Cash Management System, such payments occur on a regular basis.

44.	Actual receipts and disbursements related to intercompany accounts receivable transactions are summarized in the table below:

	Para.		US$000			Variance %
			Actual	Forecast	Variance
A/R Collections - Affiliates	44	(i)	$4,284	$—	$4,284	N/A
Intercompany A/R Settlements	44	(ii)	(99)	—	(99)	N/A

			$4,185	$—	$4,185	N/A

(i)	Receipts related to A/R Collections – Affiliates totalled approximately $4.3 million during the Reporting Period. Such amounts are regularly collected by BCFPI as part of the operation of the Cash Management System.

(ii)	Payments for Intercompany A/R Settlements totalled approximately $0.1 million during the Reporting Period. Intercompany A/R Settlements represent payments made by BCFPI to reimburse related entities for accounts receivable incorrectly paid to BCFPI by ABH-affiliated customers.

45.	Disbursements for “Other” items are as follows and are summarized in the table below:

	Para.		US$000			Variance %
			Actual	Forecast	Variance
Freight	45	(i)	$(5,756)	$(4,372)	$(1,384)	(32)%
Payroll and Benefits	45	(ii)	(13,631)	(6,973)	(6,658)	(95)%

			$(19,387)	$(11,345)	$(8,042)	(71)%

(i)	Disbursements for Freight were approximately $1.4 million higher than the BCFPI Forecast. As a result of the idling of the Gatineau mill, the BCFPI Forecast included no freight costs for Gatineau during the Reporting Period, however, some residual finished goods inventory at Gatineau was shipped during the Reporting Period at a cost of approximately $1.2 million.

(ii)	During the Reporting Period, payments in respect of Payroll and Benefits totalled approximately $13.6 million. The BCFPI Forecast projected disbursements in the amount of approximately $7.0 million. As a result of the idling of the Gatineau mill, the BCFPI forecast included no payroll costs for Gatineau during the Reporting Period, however, BCFPI disbursed approximately $5.3 million for vacation pay and withholdings related to former Gatineau employees. The remainder of the variance is a result of approximately $1.2 million of payroll included in the BCFPI Forecast in the week ended June 6, 2010 being paid during the week ended May 30, 2010.

Financing

46.	Details regarding financing are summarized in the following table:

Financing	Para.	US$000			Variance %
		Actual	Forecast	Variance
Interest	47	$(1,169)	$(1,411)	$242	17%
Restructuring Costs	48	(615)	(1,276)	661	52%
Foreign Exchange Translation	49	682	—	682	N/A

Cash Flow from Financing/Restructuring		$(1,102)	$(2,687)	$1,585	59%

47.	Disbursements related to Interest, which were forecast to be approximately $1.4 million, were approximately $1.2 million. This variance is due to the fact that the BCFPI Forecast included a DIP extension fee payment of approximately $0.2 million during the Reporting Period which was paid by Bowater Inc.

48.	Disbursements related to Restructuring Costs were approximately $0.7 million lower than the BCFPI Forecast. The difference is primarily due to the timing of the receipt of invoices from professional service firms.

49.	Amounts on the Foreign Exchange Translation line represent the difference between the actual exchange rate at the time of conversion between Canadian and U.S. dollars as compared to the forecast rate of CDN$1.00=US$0.98.

CURRENT LIQUIDITY POSITION AND THE 13-WEEK CASH FLOW FORECASTS

50.	Attached as Appendices “G” and “H”, respectively, are the updated 13-week cash flow forecasts of the ACI Group (including DCorp) and BCFPI through August 29, 2010.

51.	As at May 30, 2010, the ACI Group had cash on hand of approximately $188.9 million. In addition to this amount, the ACI Group also has the ULC DIP Facility Available Upon Notice ($49 million) and the ULC DIP Facility Available Upon Court Approval (a further $49 million) available as liquidity. The ACI Group also held $11.8 million representing the Recycling Proceeds and approximately $4.1 million representing the West Tacoma Proceeds. As noted above, the Monitor holds in trust approximately $2.8 million in respect of the sale of a sawmill in St. Raymond, Quebec. Other amounts, including the Belgo Proceeds and the Alabama River Equipment Proceeds are also included in Total Available Liquidity.

52.	The ACI Group’s actual liquidity to May 30, 2010 and forecast total Immediately Available Liquidity for the 13 weeks ending August 29, 2010 is set forth in Appendix “G” and is summarized in the graph below. Forecast liquidity in the chart below assumes the exchange rate between Canadian and U.S. dollars is converted at a rate of CDN$1.00=US$0.98. Actual liquidity has been translated at a rate of either CDN$1.00=US$0.80, CDN$1.00=US$0.90, or CDN$1.00=US$0.98, depending on the period.

53.	The ACI Group’s Immediately Available Liquidity at August 29, 2010, which is the end of the 13-week period in the forecast in Appendix “G”, is projected to be approximately $205.9 million.

54.	The projected Immediately Available Liquidity in the graph above excludes certain items including the ULC DIP Facility Available Upon Court Approval ($49 million), the West Tacoma Proceeds (approximately $4.1 million), the Belgo Proceeds (approximately $1.7 million), the St. Raymond Proceeds (approximately $2.8 million) the Alabama River Equipment Proceeds (approximately $1.3 million) and the Recycling Proceeds (approximately $11.8 million). Thus, the ACI Group’s Total Available Liquidity at August 29, 2010 is projected to be approximately $304.2 million.

55.	The ACI Group’s cash flow forecast set forth in Appendix “G” contemplates that the Monitor will receive and hold in trust approximately $27.7 million with respect to the sale of ACCC’s Mackenzie, British Columbia mill (the “Mackenzie Proceeds”). These funds, while excluded from Immediately Available Liquidity, will be included in the ACI Group’s Total Available Liquidity at August 29, 2010.

56.	As reported in the Forty-Third Report, the purchaser of DCorp’s Lufkin facility was unwilling to close the transaction. The Petitioners have sought U.S. Bankruptcy Court approval for a new auction process and timeline.

57.	Actual results since the date of the issuance of the Initial Order and BCFPI’s forecast liquidity for the 13 weeks ended August 29, 2010, which includes the projected intercompany repayment to BI in the amount of $24.0 million, is set forth in Appendix “H” and is summarized in the graph below. The estimate of liquidity in the following graph assumes that BCFPI has a minimum cash balance of $10.0 million through August 29, 2010 and that funds are transferred from BI, as necessary, to maintain that balance. Forecast liquidity in the chart below assumes the exchange rate between Canadian and U.S. dollars is converted at a rate of CDN$1.00=US$0.98. Actual liquidity has been translated at a rate of either CDN$1.00=US$0.80, CDN$1.00=US$0.90, or CDN$1.00=$US$0.98, depending on the period, as the rate employed by the Applicants to convert Canadian funds to U.S. funds has been adjusted several times since the beginning of these CCAA Proceedings.

58.	On August 26, 2009 and September 1, 2009, this Honourable Court and the U.S. Bankruptcy Court, respectively, approved certain agreements between the ACI Group, BCFPI and Smurfit-Stone Container Canada Inc. (“Smurfit”) relating to the sale of certain timberlands by Smurfit, which will result in BCFPI receiving net proceeds in the amount of approximately CDN$28.7 million (the “Smurfit Timberland Proceeds”). The Smurfit Timberland Proceeds were paid to the Monitor’s trust account in the week ended October 25, 2009 and are to be held in trust by the Monitor pending further order of this Honourable Court. For purposes of the forecast, the proceeds are reflected as being held in trust by the Monitor and are not used for operating purposes due to the uncertainty regarding the timing of the release of these funds.

59.	BCFPI’s liquidity as at August 29, 2010 is projected to be approximately $11.9 million, not including the Smurfit Timberland Proceeds.

60.	Management has informed the Monitor that BCFPI’s forecast cash requirements will be supported by BI through intercompany advances, if necessary.

KEY PERFORMANCE INDICATORS

61.	As first reported in the seventh report of the Monitor dated June 15, 2009, the Petitioners track certain key performance indicators in the course of managing their business. Appendices “I” and “J” contain certain key performance indicators which have been updated through May 31, 2010, the most current data available as at the date of this Forty-Sixth Report.

All of which is respectfully submitted.

ERNST & YOUNG INC.

in its capacity as the Court-Appointed Monitor

of the Petitioners

Per:

Alex Morrison, CA, CIRP

Senior Vice President

John Barrett, CA, CIRP

Senior Vice President

Andre Greenwood, CA

Manager

APPENDIX “A”

ABITIBI PETITIONERS

1.	Abitibi-Consolidated Company of Canada

2.	Abitibi-Consolidated Inc.

3.	3224112 Nova Scotia Limited

4.	Marketing Donohue Inc.

5.	Abitibi-Consolidated Canadian Office Products Holding Inc.

6.	3834328 Canada Inc.

7.	6169678 Canada Inc.

8.	4042140 Canada Inc.

9.	Donohue Recycling Inc.

10.	1508756 Ontario Inc.

11.	3217925 Nova Scotia Company

12.	La Tuque Forest Products Inc.

13.	Abitibi-Consolidated Nova Scotia Incorporated

14.	Saguenay Forest Products Inc.

15.	Terra Nova Explorations Ltd.

16.	The Jonquière Pulp Company

17.	The International Bridge and Terminal Company

18.	Scramble Mining Ltd.

19.	9150-3383 Québec Inc.

20.	Abitibi-Consolidated (U.K.) Inc.

APPENDIX “B”

BOWATER PETITIONERS

1.	Bowater Canada Finance Corporation

2.	Bowater Canadian Limited

3.	Bowater Canadian Holdings. Inc.

4.	3231378 Nova Scotia Company

5.	AbitibiBowater Canada Inc.

6.	Bowater Canada Treasury Corporation

7.	Bowater Canadian Forest Products Inc.

8.	Bowater Shelburne Corporation

9.	Bowater LaHave Corporation

10.	St-Maurice River Drive Company Limited

11.	Bowater Treated Wood Inc.

12.	Canexel Hardboard Inc.

13.	9068-9050 Québec Inc.

14.	Alliance Forest Products Inc. (2001)

15.	Bowater Belledune Sawmill Inc.

16.	Bowater Maritimes Inc.

17.	Bowater Mitis Inc.

18.	Bowater Guérette Inc.

19.	Bowater Couturier Inc.

APPENDIX “C”

18.6 PETITIONERS

1.	AbitibiBowater US Holding 1 Corp.

2.	AbitibiBowater Inc.

3.	Bowater Ventures Inc.

4.	Bowater Incorporated

5.	Bowater Nuway Inc.

6.	Bowater Nuway Mid-States Inc.

7.	Catawba Property Holdings LLC

8.	Bowater Finance Company Inc.

9.	Bowater South American Holdings Incorporated

10.	Bowater America Inc.

11.	Lake Superior Forest Products Inc.

12.	Bowater Newsprint South LLC

13.	Bowater Newsprint South Operations LLC

14.	Bowater Finance II, LLC

15.	Bowater Alabama LLC

16.	Coosa Pines Golf Club Holdings, LLC

APPENDIX “D”

PARTNERSHIPS

1.	Bowater Canada Finance Limited Partnership

2.	Bowater Pulp and Paper Canada Holdings Limited Partnership

3.	Abitibi-Consolidated Finance LP

APPENDIX “E”

ACI GROUP ACTUAL RECEIPTS AND DISBURSEMENTS

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended May 30, 2010

US$000

	Actual
Week Ended	9-May-10	16-May-10	23-May-10	30-May-10	Total

Opening Cash	212,798	193,617	174,296	190,773	212,798

Receipts
A/R Collections	36,963	34,305	57,737	35,519	164,524
Intercompany A/R Settlement	8,589	—	8,124	3,379	20,092
Joint Venture Remittances, Net	—	(17,747)	—	(1,888)	(19,635)
Collections on Behalf of Joint Ventures	29	388	109	294	820

Net A/R Collections	45,581	16,946	65,970	37,304	165,801
Other Inflows	2,473	7,374	8,340	2,282	20,469

Total Receipts	48,054	24,320	74,310	39,586	186,270

Disbursements
Trade Payables	(29,960)	(28,524)	(28,826)	(24,017)	(111,327)
Intercompany A/P Settlement - Receipts	—	—	—	3,933	3,933
Intercompany A/P Settlements - Disbursements	—	—	—	(2,771)	(2,771)
Capital Expenditures	—	—	—	—	—

Net A/P Variance	(29,960)	(28,524)	(28,826)	(22,855)	(110,165)

A/R Collections - Affiliates	929	3,618	2,146	7,060	13,753
Intercompany A/R Settlements	(16,589)	(438)	(7,884)	(4,506)	(29,417)

	(15,660)	3,180	(5,738)	2,554	(15,664)
Marine Freight Payments	(1,731)	(888)	(1,365)	(4,304)	(8,288)
Utility Payments	(8,816)	(7,291)	(9,011)	(5,979)	(31,097)
Payroll & Benefits	(8,672)	(8,060)	(12,607)	(8,509)	(37,848)

Net Other Disbursements	(19,219)	(16,239)	(22,983)	(18,792)	(77,233)

Total Disbursements	(64,839)	(41,583)	(57,547)	(39,093)	(203,062)

Financing
Securitization Inflows / (Outflows)	(1,276)	—	—	—	(1,276)
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	(2,968)	(2,968)
Restructuring & Other Items	(1,422)	(1,971)	(1,110)	(461)	(4,964)
Foreign Exchange Translation	302	(87)	824	1,102	2,141

	(2,396)	(2,058)	(286)	(2,327)	(7,067)

Cash Flow From Operations	(19,181)	(19,321)	16,477	(1,833)	(23,858)

Opening Cash Balance	212,798	193,617	174,296	190,773	212,798
Cash Flow From Operations	(19,181)	(19,321)	16,477	(1,833)	(23,858)

Ending Cash Balance	193,617	174,296	190,773	188,940	188,940

Note: The above totals are subject to rounding adjustments

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended May 30, 2010

US$000

	Forecast
Week Ended	9-May-10	16-May-10	23-May-10	30-May-10	Total

Opening Cash	212,798	210,596	191,225	199,639	212,798

Receipts
A/R Collections	35,869	37,142	47,007	52,739	172,757
Intercompany A/R Settlement	—	—	—	—	—
Joint Venture Remittances, Net	—	(19,607)	—	(3,200)	(22,807)
Collections on Behalf of Joint Ventures	4,392	4,392	4,392	4,392	17,568

Net A/R Collections	40,261	21,927	51,399	53,931	167,518
Other Inflows	2,816	2,750	2,816	2,750	11,132

Total Receipts	43,077	24,677	54,215	56,681	178,650

Disbursements
Trade Payables	(24,643)	(24,643)	(24,643)	(24,643)	(98,572)
Intercompany A/P Settlement - Receipts	—	—	—	—	—
Intercompany A/P Settlements - Disbursements	—	—	—	—	—
Capital Expenditures	(838)	(838)	(838)	(838)	(3,352)

Net A/P Variance	(25,481)	(25,481)	(25,481)	(25,481)	(101,924)

A/R Collections - Affiliates	—	—	—	—	—
Intercompany A/R Settlements	—	—	—	—	—

	—	—	—	—	—
Marine Freight Payments	(1,600)	(1,600)	(1,600)	(3,400)	(8,200)
Utility Payments	(7,774)	(6,304)	(10,068)	(6,304)	(30,450)
Payroll & Benefits	(8,052)	(9,563)	(7,552)	(15,711)	(40,878)

Net Other Disbursements	(17,426)	(17,467)	(19,220)	(25,415)	(79,528)

Total Disbursements	(42,907)	(42,948)	(44,701)	(50,896)	(181,452)

Financing
Securitization Inflows / (Outflows)	(1,272)	—	—	—	(1,272)
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	—	—
Restructuring & Other Items	(1,100)	(1,100)	(1,100)	(1,100)	(4,400)
Foreign Exchange Translation	—	—	—	—	—

	(2,372)	(1,100)	(1,100)	(1,100)	(5,672)

Cash Flow From Operations	(2,202)	(19,371)	8,414	4,685	(8,474)

Opening Cash Balance	212,798	210,596	191,225	199,639	212,798
Cash Flow From Operations	(2,202)	(19,371)	8,414	4,685	(8,474)

Ending Cash Balance	210,596	191,225	199,639	204,324	204,324

Note: The above totals are subject to rounding adjustments

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended May 30, 2010

US$000

	Variance
Week Ended	9-May-10	16-May-10	23-May-10	30-May-10	Total

Opening Cash	—	(16,979)	(16,929)	(8,866)	—

Receipts
A/R Collections	1,094	(2,837)	10,730	(17,220)	(8,233)
Intercompany A/R Settlement	8,589	—	8,124	3,379	20,092
Joint Venture Remittances, Net	—	1,860	—	1,312	3,172
Collections on Behalf of Joint Ventures	(4,363)	(4,004)	(4,283)	(4,098)	(16,748)

Net A/R Collections	5,320	(4,981)	14,571	(16,627)	(1,717)
Other Inflows	(343)	4,624	5,524	(468)	9,337

Total Receipts	4,977	(357)	20,095	(17,095)	7,620

Disbursements
Trade Payables	(5,317)	(3,881)	(4,183)	626	(12,755)
Intercompany A/P Settlement - Receipts	—	—	—	3,933	3,933
Intercompany A/P Settlements - Disbursements	—	—	—	(2,771)	(2,771)
Capital Expenditures	838	838	838	838	3,352

Net A/P Variance	(4,479)	(3,043)	(3,345)	2,626	(8,241)

A/R Collections - Affiliates	929	3,618	2,146	7,060	13,753
Intercompany A/R Settlements	(16,589)	(438)	(7,884)	(4,506)	(29,417)

	(15,660)	3,180	(5,738)	2,554	(15,664)

Marine Freight Payments	(131)	712	235	(904)	(88)
Utility Payments	(1,042)	(987)	1,057	325	(647)
Payroll & Benefits	(620)	1,503	(5,055)	7,202	3,030

Net Other Disbursements	(1,793)	1,228	(3,763)	6,623	2,295

Total Disbursements	(21,932)	1,365	(12,846)	11,803	(21,610)

Financing
Securitization Inflows / (Outflows)	(4)	—	—	—	(4)
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	(2,968)	(2,968)
Restructuring & Other Items	(322)	(871)	(10)	639	(564)
Foreign Exchange Translation	302	(87)	824	1,102	2,141

	(24)	(958)	814	(1,227)	(1,395)

Cash Flow From Operations	(16,979)	50	8,063	(6,518)	(15,384)

Opening Cash Balance	—	(16,979)	(16,929)	(8,866)	—
Cash Flow From Operations	(16,979)	50	8,063	(6,518)	(15,384)

Ending Cash Balance	(16,979)	(16,929)	(8,866)	(15,384)	(15,384)

Note: The above totals are subject to rounding adjustments

APPENDIX “F”

BCFPI ACTUAL RECEIPTS AND DISBURSEMENTS

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended May 30, 2010

US$000

	Actual
Week Ended	9-May-10	16-May-10	23-May-10	30-May-10	Total

Opening Cash	10,126	12,714	12,442	10,992	10,126

Receipts
A/R Collections	3,533	7,507	6,322	4,389	21,751
Intercompany A/R Settlements	16,583	3,811	1,059	3,273	24,726

Total A/R Collections	20,116	11,318	7,381	7,662	46,477
Advances from Bowater Inc.	(3,896)	(4,104)	(3,000)	—	(11,000)
Other Inflows	1,184	1,539	1,230	2,317	6,270

Total Receipts	17,404	8,753	5,611	9,979	41,747

Disbursements
Trade Payables	(8,355)	(4,925)	(10,858)	(4,296)	(28,434)
Intercompany A/P Settlements - Receipts	—	—	9,064	2,771	11,835
Intercompany A/P Settlements - Disbursements	—	—	(474)	(40)	(514)
Capital Expenditures	—	—	—	—	—
Payments on Behalf of Affiliates	(2,158)	(621)	(2,239)	(1,718)	(6,736)

Net A/P	(10,513)	(5,546)	(4,507)	(3,283)	(23,849)

A/R Collections - Affiliates	1,029	744	1,149	1,362	4,284
Intercompany A/R Settlements	(9)	—	—	(90)	(99)

	1,020	744	1,149	1,272	4,185

Freight	(1,902)	(1,304)	(970)	(1,580)	(5,756)
Payroll and Benefits	(2,733)	(2,660)	(2,306)	(5,932)	(13,631)

Total Disbursements	(14,128)	(8,766)	(6,634)	(9,523)	(39,051)

Cash Flow From Operations	3,276	(13)	(1,023)	456	2,696

Financing
Interest	(765)	—	(404)	—	(1,169)
Restructuring Costs	(162)	(289)	(164)	—	(615)
Foreign Exchange Translation	239	30	141	272	682

Cash Flow from Financing/Restructuring	(688)	(259)	(427)	272	(1,102)

Net Cash Flows	2,588	(272)	(1,450)	728	1,594

Opening Cash Balance	10,126	12,714	12,442	10,992	10,126
Cash Flow From Operations	2,588	(272)	(1,450)	728	1,594

Ending Cash Balance	12,714	12,442	10,992	11,720	11,720

Note: The above totals are subject to rounding adjustments

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended May 30, 2010

US$000

	Forecast
Week Ended	9-May-10	16-May-10	23-May-10	30-May-10	Total

Opening Cash	10,126	12,168	10,123	10,529	10,126

Receipts
A/R Collections	19,280	20,042	10,598	18,431	68,351
Intercompany A/R Settlements	—	—	—	—	—

Total A/R Collections	19,280	20,042	10,598	18,431	68,351
Advances from Bowater Inc.	(5,000)	(13,000)	(1,000)	(10,000)	(29,000)
Other Inflows	1,251	497	350	350	2,448

Total Receipts	15,531	7,539	9,948	8,781	41,799

Disbursements
Trade Payables	(10,530)	(6,530)	(6,530)	(6,530)	(30,120)
Intercompany A/P Settlements - Receipts	—	2,000	—	2,000	4,000
Intercompany A/P Settlements - Disbursements	—	—	—	—	—
Capital Expenditures	(452)	(452)	(452)	(452)	(1,808)
Payments on Behalf of Affiliates	—	—		—	—

Net A/P	(10,982)	(4,982)	(6,982)	(4,982)	(27,928)

A/R Collections - Affiliates	—	—	—	—	—
Intercompany A/R Settlements	—	—	—	—	—

	—	—	—	—	—
Freight	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)
Payroll and Benefits	(895)	(3,190)	(768)	(2,120)	(6,973)

Total Disbursements	(12,970)	(9,265)	(8,843)	(8,195)	(39,273)

Cash Flow From Operations	2,561	(1,726)	1,105	586	2,526

Financing
Interest	(200)	—	(380)	(831)	(1,411)
Restructuring Costs	(319)	(319)	(319)	(319)	(1,276)
Foreign Exchange Translation	—	—	—	—	—

Cash Flow from Financing/Restructuring	(519)	(319)	(699)	(1,150)	(2,687)

Net Cash Flows	2,042	(2,045)	406	(564)	(161)

Opening Cash Balance	10,126	12,168	10,123	10,529	10,126
Cash Flow From Operations	2,042	(2,045)	406	(564)	(161)

Ending Cash Balance	12,168	10,123	10,529	9,965	9,965

Note: The above totals are subject to rounding adjustments

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended May 30, 2010

US$000

	Variance
Week Ended	9-May-10	16-May-10	23-May-10	30-May-10	Total

Opening Cash	—	546	2,319	463	—

Receipts
A/R Collections	(15,747)	(12,535)	(4,276)	(14,042)	(46,600)
Intercompany A/R Settlements	16,583	3,811	1,059	3,273	24,726

Total A/R Collections	836	(8,724)	(3,217)	(10,769)	(21,874)
Advances from Bowater Inc.	1,104	8,896	(2,000)	10,000	18,000
Other Inflows	(67)	1,042	880	1,967	3,822

Total Receipts	1,873	1,214	(4,337)	1,198	(52)

Disbursements
Trade Payables	2,175	1,605	(4,328)	2,234	1,686
Intercompany A/P Settlements – Receipts	—	(2,000)	9,064	771	7,835
Intercompany A/P Settlements – Disbursements	—	—	(474)	(40)	(514)
Capital Expenditures	452	452	452	452	1,808
Payments on Behalf of Affiliates	(2,158)	(621)	(2,239)	(1,718)	(6,736)

Net A/P	469	(564)	2,475	1,699	4,079

A/R Collections – Affiliates	1,029	744	1,149	1,362	4,284
Intercompany A/R Settlements	(9)	—	—	(90)	(99)

	1,020	744	1,149	1,272	4,185
Freight	(809)	(211)	123	(487)	(1,384)
Payroll and Benefits	(1,838)	530	(1,538)	(3,812)	(6,658)

Total Disbursements	(1,158)	499	2,209	(1,328)	222

Cash Flow From Operations	715	1,713	(2,128)	(130)	170

Financing
Interest	(565)	—	(24)	831	242
Restructuring Costs	157	30	155	319	661
Foreign Exchange Translation	239	30	141	272	682

Cash Flow from Financing/Restructuring	(169)	60	272	1,422	1,585

Net Cash Flows	546	1,773	(1,856)	1,292	1,755

Opening Cash Balance	—	546	2,319	463	—
Cash Flow From Operations	546	1,773	(1,856)	1,292	1,755

Ending Cash Balance	546	2,319	463	1,755	1,755

Note: The above totals are subject to rounding adjustments

APPENDIX “G”

ACI GROUP CASH FLOW FORECAST

Abitibi Consolidated Inc. and its subsidiaries (the “ACI Group”)

Weekly Cash Flow Forecast

13 Weeks Ending August 29, 2010

US$000

Week ended	Notes	6-Jun-10	13-Jun-10	20-Jun-10	27-Jun-10	4-Jul-10	11-Jul-10	18-Jul-10	25-Jul-10	1-Aug-10	8-Aug-10	15-Aug-10	22-Aug-10	29-Aug-10	Total

Opening Cash	1	188,942	177,170	177,396	157,631	163,815	162,279	174,792	156,877	157,626	153,652	155,029	139,174	136,626	188,942

Receipts
Total A/R Collections	3	36,392	39,769	40,571	44,250	39,933	44,886	37,327	47,488	39,781	36,868	39,134	36,758	36,370	519,528
Collections on Behalf of Joint Ventures	4	4,830	4,903	4,903	4,903	4,737	4,612	4,612	4,612	4,636	4,777	4,777	4,777	4,777	61,858
Other Inflows	5	4,822	2,824	6,641	6,978	10,666	5,288	5,312	2,750	4,820	2,822	5,642	2,822	6,465	67,851

Total Receipts		46,045	47,496	52,115	56,131	55,336	54,786	47,251	54,850	49,236	44,467	49,554	44,357	47,613	649,237

Disbursements
Trade Payables	6	(34,982)	(28,458)	(28,458)	(28,458)	(27,725)	(25,674)	(25,674)	(25,674)	(24,930)	(26,463)	(26,463)	(26,463)	(26,463)	(355,888)
Capital Expenditures	7	(861)	(865)	(865)	(865)	(850)	(838)	(838)	(838)	(838)	(838)	(838)	(838)	(838)	(11,013)
Marine Freight Payments	8	(1,600)	(1,600)	(1,600)	(3,400)	(1,600)	(1,600)	(1,600)	(3,400)	(1,600)	(1,600)	(1,600)	(1,600)	(3,400)	(26,200)
Utility Payments	9	(7,275)	(6,304)	(10,355)	(6,304)	(6,418)	(6,304)	(6,304)	(10,136)	(8,133)	(6,304)	(6,304)	(10,119)	(6,304)	(96,565)
Payroll & Benefits	10	(10,472)	(8,942)	(7,427)	(6,627)	(13,906)	(6,755)	(8,704)	(9,755)	(11,856)	(6,784)	(8,751)	(6,784)	(6,334)	(113,098)
Joint Venture Remittances, Net	11	—	—	(19,375)	(3,193)	—	—	(20,945)	(3,197)	—	—	(20,353)	—	(3,195)	(70,258)
Restructuring & Other Items	12	(1,350)	(1,100)	(1,100)	(1,100)	(1,350)	(1,100)	(1,100)	(1,100)	(1,350)	(1,100)	(1,100)	(1,100)	(1,100)	(15,050)

Total Disbursements		(56,541)	(47,270)	(69,181)	(49,947)	(51,849)	(42,272)	(65,166)	(54,101)	(48,707)	(43,090)	(65,409)	(46,905)	(47,634)	(688,071)

Financing
Repayment / Interest Under Securitization Program	13	(1,277)	—	—	—	(1,235)	—	—	—	(1,235)	—	—	—	—	(3,747)
Adequate Protection and Fees by Dcorp to ACCC Term Lenders	14	—	—	—	—	(3,788)	—	—	—	(3,268)	—	—	—	—	(7,056)
Securitization Renewal Fees	13	—	—	(2,700)	—	—	—	—	—	—	—	—	—	—	(2,700)

Total Financing		(1,277)	—	(2,700)	—	(5,023)	—	—	—	(4,503)	—	—	—	—	(13,503)

Total Change in Cash		(11,772)	227	(19,765)	6,184	(1,536)	12,514	(17,915)	749	(3,974)	1,377	(15,855)	(2,548)	(21)	(52,337)

Ending Cash Balance		177,170	177,396	157,631	163,815	162,279	174,792	156,877	157,626	153,652	155,029	139,174	136,626	136,605	136,605

Ending Cash Balance		177,170	177,396	157,631	163,815	162,279	174,792	156,877	157,626	153,652	155,029	139,174	136,626	136,605	136,605
ULC DIP Facility Available Upon Notice	15	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000
Availability Under Securitization Program	13	4,462	10,895	21,827	27,863	21,099	8,166	5,958	10,608	6,641	9,993	13,234	11,314	20,246	20,246

Immediately Available Liquidity		230,632	237,291	228,458	240,678	232,378	231,958	211,835	217,234	209,293	214,023	201,408	196,940	205,851	205,851

ULC DIP Facility Available Upon Court Approval	15	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000	49,000
West Tacoma Proceeds Held in Trust	16	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051
Belgo Proceeds Held in Trust	16	1,734	1,734	1,734	1,734	1,734	1,734	1,734	1,734	1,734	1,734	1,734	1,734	1,734	1,734
Recycling Proceeds Held in Trust	16	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765
Mackenzie Proceeds Held in Trust	16	—	27,710	27,710	27,710	27,710	27,710	27,710	27,710	27,710	27,710	27,710	27,710	27,710	27,710
St. Raymond Proceeds Held in Trust	16	2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810	2,810
Alabama River Equipment Proceeds Held in Trust	16	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250

Total Available Liquidity	15, 16	301,241	335,611	326,778	338,998	330,698	330,278	310,155	315,554	307,613	312,343	299,728	295,259	304,171	304,171

Securitization Schedule	17
Availability Based on Receivable Pool Balance		124,168	130,600	141,533	147,569	140,805	127,871	125,663	130,314	126,347	129,699	132,939	131,019	139,952	139,952
Amount Drawn Under Facility		119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706

Available Liquidity Before Interest, Fees and Repayments		4,462	10,895	21,827	27,863	21,099	8,166	5,958	10,608	6,641	9,993	13,234	11,314	20,246	20,246
Interest and Repayments	18	(1,277)	—	—	—	(1,235)	—	—	—	(1,235)	—	—	—	—	(3,747)

Restricted ULC Reserve Deposit	19	51,254	51,254	51,254	51,254	51,254	51,254	51,254	51,254	51,254	51,254	51,254	51,254	51,254	51,254

The above forecast uses an exchange rate of CDN$1.00=US$0.98.

Note: The above totals are subject to rounding adjustments in the underlying balances.

The information and analysis in this document have not been audited or reviewed and, accordingly, no assurances are provided thereon. In addition, because forecasts are dependent upon numerous assumptions regarding future events, actual results will be different than forecast, and such differences may be material.

Abitibi Consolidated Inc. and its subsidiaries (the “ACI Group”)

Notes to Weekly Cash Flow Forecast

13 Weeks Ending August 29, 2010

US$000

1.	Opening Cash in the forecast includes cash on hand.
2.	The cash flow forecast includes mills owned by the ACI Group and its subsidiaries and includes the operations of the DCorp Group. This weekly cash flow forecast may differ from the ACI Monthly Forecast as the underlying assumptions are updated weekly and will vary with the ongoing operations of the ACI Group, whereas the ACI Monthly Forecast is based on longer-term assumptions used to forecast future monthly cash flow.
3.	Total A/R Collections represent amounts estimated to be collected from the ACI Group’s customers. The timing of collections is based on the ACI Group’s collection terms with its customers and the latest sales forecast.
4.	Collections on Behalf of Joint Ventures represent amounts estimated to be collected by the ACI Group on behalf of its joint venture partners. The ACI Group has agreements with its joint venture partners whereby the ACI Group collects the joint venture partners’ accounts receivable (for a fee) and remits these funds to the joint venture in accordance with their agreement.
5.	Other Inflows represent miscellaneous receipts including, but not limited to, such items as tax refunds, insurance proceeds or collection/management fees received from joint ventures, as estimated by the ACI Group.
6.	Trade Payables represent amounts estimated to be paid to suppliers for the purchase of the ACI Group’s raw materials, repairs and maintenance and other goods and services related to production. Also included are disbursements related to selling, general and administration expenses.
7.	Capital Expenditures represent amounts estimated to be paid pursuant to the ACI Group’s most recent capital expenditure budget.
8.	Marine Freight Payments represent amounts estimated to be paid to the ACI Group’s outbound marine freight suppliers.
9.	Utility Payments represent amounts estimated to be payable to the ACI Group’s utility suppliers.
10.	Payroll and Benefits represent estimated amounts for salaries, wages, benefits and current service pension costs.
11.	Joint Venture Remittances, Net represent the estimated payment of accounts receivable funds collected by the ACI Group on behalf of the respective joint venture, net of any collection/management fees.
12.	Restructuring and Other Items represent amounts estimated by the ACI Group for restructuring costs and other miscellaneous payments.
13.	Under the Amended Securitization Program, the ACI Group will not draw on the available capital unless such a draw is required for liquidity purposes. However, borrowing availability under the Amended Securitization Program is still immediately available as liquidity. The Repayment/Interest Under the Securitization Program represents the estimated repayment (including interest) of funds. Availability Under the Securitization Program represents the amount of immediately available liquidity under the ACI Group’s Amended Securitization Program. Securitization Renewal Fees represent amounts paid to renew the Amended Securitization facility in accordance with its terms.
14.	Adequate Protection and fees by DCorp to ACCC Term Lenders represents an estimate of payments pursuant to the adequate protection order issued by the U.S. Bankruptcy Court.
15.	Immediately Available Liquidity is calculated as cash on hand, amounts available under the Amended Securitization Program and the portion of the ULC DIP Facility that is available upon notice ($49 million). Total Available Liquidity includes an additional $49 million of the ULC Reserve, which availability is subject to Court approval, as well as the Mackenzie Proceeds Held in Trust, Recycling Proceeds Held in Trust, West Tacoma Proceeds Held in Trust, St. Raymond Proceeds Held in Trust, Belgo Proceeds Held in Trust and Alabama River Equipment Proceeds Held in Trust, available upon 10 days’ notice to the agent for the ACCC Term Lenders.
16.	The estimated and/or actual, as the case may be, net proceeds from the sale of the Mackenzie mill ($27.7 million), recycling assets ($11.8 million), St. Raymond mill ($2.8 million), West Tacoma mill ($4.1 million), Belgo mill ($1.7 million) and Alabama River equipment ($1.3 million) will be held in escrow or a designated account and are only available upon 10 days’ notice to the agent for the ACCC Term Lenders.
17.	The Securitization Summary represents the ACI Group’s estimated calculation of amounts owing or available under the Amended Securitization Program based on the eligible accounts receivable (net of any fees, interest or allowances).
18.	The Interest and Repayments represent interest related to the Amended Securitization Program, as well as repayments of funds.
19.	Based on the current foreign exchange rate used in the forecast of CDN$1.00=USD$0.98, of the $276.7 million ($254.1 million at $0.90 USD FX) paid to the ULC Reserve, the Company drew $127.4 million ($117 million at $0.90 USD FX) as of the date of closing of the MPCo sale and has $49 million ($45 million at $0.90 USD FX) immediately available for liquidity purposes, with an additional $49 million ($45 million at $0.90 USD FX) availability subject to Court approval. The remaining $51.3 million ($47.1 million at 0.$90 USD FX) of the ULC Reserve will be held in cash, but will not be made available to the Company.

APPENDIX “H”

BCFPI CASH FLOW FORECAST

Bowater Canadian Forest Products Inc.

Chapter 11/CCAA Cash Flow

13 Week Period Ending August 29, 2010

US$000s

Week Ended		6-Jun-10	13-Jun-10	20-Jun-10	27-Jun-10	4-Jul-10	11-Jul-10	18-Jul-10	25-Jul-10	1-Aug-10	8-Aug-10	15-Aug-10	22-Aug-10	29-Aug-10	Total

Receipts	Notes
Trade Receipts	1, 2	15,415	13,706	15,563	15,216	13,538	11,991	11,643	12,459	12,329	9,439	9,411	9,690	9,127	159,527
Advances/(Repayments) from Bowater Inc.	3	—	(3,000)	(6,000)	(4,000)	(3,000)	(3,000)	(2,000)	(3,000)	—	—	—	—	—	(24,000)
Other Receipts	4	1,251	350	350	350	1,771	350	350	350	350	895	350	350	350	7,417

Total Receipts		16,666	11,056	9,913	11,566	12,309	9,341	9,993	9,809	12,679	10,333	9,761	10,040	9,477	142,943

Disbursements
Trade Payables	5	(11,845)	(6,637)	(6,637)	(6,637)	(6,202)	(5,875)	(5,875)	(5,875)	(5,898)	(6,035)	(6,035)	(6,035)	(6,035)	(85,620)
Freight	6	(1,153)	(1,163)	(1,163)	(1,163)	(1,073)	(1,006)	(1,006)	(1,006)	(1,015)	(1,073)	(1,073)	(1,073)	(1,073)	(14,040)
Payroll and Benefits	7	(3,775)	(2,081)	(1,893)	(2,081)	(3,824)	(1,992)	(1,840)	(1,952)	(3,007)	(2,659)	(1,867)	(1,902)	(492)	(29,365)
Capital Expenditures	8	(465)	(467)	(467)	(467)	(458)	(452)	(452)	(452)	(452)	(452)	(452)	(452)	(452)	(5,935)

Total Disbursements		(17,238)	(10,347)	(10,159)	(10,347)	(11,557)	(9,325)	(9,173)	(9,285)	(10,372)	(10,218)	(9,426)	(9,462)	(8,051)	(134,962)

Net Cash Flow From Operations		(572)	709	(246)	1,218	752	16	820	524	2,307	115	335	578	1,426	7,982

Financing and Restructuring
Interest	9	(831)	—	—	(391)	(810)	—	—	(378)	(831)	—	—	(391)	—	(3,632)
Restructuring Costs	10	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(4,141)

Cash Flow From Financing/Restructuring		(1,150)	(319)	(319)	(710)	(1,129)	(319)	(319)	(697)	(1,150)	(319)	(319)	(709)	(319)	(7,772)

Net Cash Flow		(1,721)	390	(565)	509	(376)	(303)	502	(173)	1,157	(203)	16	(131)	1,108	209

Opening Bank Balance		11,720	9,999	10,389	9,824	10,333	9,956	9,654	10,155	9,983	11,140	10,936	10,953	10,822	11,720
Cash Flow		(1,721)	390	(565)	509	(376)	(303)	502	(173)	1,157	(203)	16	(131)	1,108	209
Repayment of existing BCFPI Revolving Credit Facility		—	—	—	—	—	—	—	—	—	—	—	—	—	—
Closing Bank Balance	2	9,999	10,389	9,824	10,333	9,956	9,654	10,155	9,983	11,140	10,936	10,953	10,822	11,929	11,929

Settlement Proceeds Held in Trust by Monitor	11	28,167	28,167	28,167	28,167	28,167	28,167	28,167	28,167	28,167	28,167	28,167	28,167	28,167	28,167

Closing Bank Balance Including Settlement Proceeds		38,166	38,556	37,991	38,500	38,124	37,821	38,323	38,150	39,307	39,104	39,120	38,989	40,097	40,097

Intercompany A/R Balance	12
Ending Balance		29,542	33,375	36,183	37,212	37,568	37,614	37,769	37,609	37,327	38,096	38,893	39,475	40,195	40,195

Cumulative Advances from Bowater Inc.
Opening Advance Balance		24,000	24,000	21,000	15,000	11,000	8,000	5,000	3,000	—	—	—	—	—	24,000
Advance / (Repayment)	3	—	(3,000)	(6,000)	(4,000)	(3,000)	(3,000)	(2,000)	(3,000)	—	—	—	—	—	(24,000)

Closing Advance Balance		24,000	21,000	15,000	11,000	8,000	5,000	3,000	—	—	—	—	—	—	—

The above forecast uses an exchange rate of CDN$1.00=US$0.98

Amounts in the above table are subject to rounding adjustments from the underlying balances

The information and analysis in this document have not been audited or reviewed and, accordingly, no assurances are provided thereon. In addition, because forecasts are dependent upon numerous assumptions regarding future events, actual results will be different than forecast, and such difference may be material.

Bowater Canadian Forest Products Inc. (“BCFPI”)

Notes to CCAA Cash Flow

18 Week Period Ending August 29, 2010

US$000s

1.	Trade Receipts are based on BCFPI’s estimate of collection terms and BCFPI’s latest sales forecast.
2.	The cash flows included in the forecast include only those BCFPI mills in Canada. No funding or dividends from foreign subsidiaries are included in the forecast.
3.	Advances/(Repayments) from Bowater Inc. represents amounts received pursuant to the BI/BCFPI DIP Facility to maintain sufficient liquidity.
4.	Other Receipts include the sale of woodchips, sundry mill level deposits and sales tax refunds.
5.	Trade Payables represent payments for raw materials, repairs and maintenance, utilities, insurance and other costs.
6.	Freight represents disbursements in respect of costs to deliver product to customers.
7.	Payroll and Benefits represent amounts paid to employees for salaries and wages (including the related withholdings), pension payments and other benefits due under employee benefit programs. The forecast assumes that only those pension payments in respect of current service costs will be paid.
8.	Capital Expenditures are costs scheduled to be made in accordance with agreements with BCFPI’s various capital equipment suppliers and reflect requirements pursuant to BCFPI’s most recent capital expenditure budget.
9.	Interest represents interest costs and renewal fees for the company’s senior secured revolving facility, the existing secured term loan and the BI/BCFPI DIP Facility. Interest on Advances from Bowater Inc. are accrued at the 1 month LIBOR rate plus 2%.
10.	Restructuring Costs represent costs related to the restructuring including transaction fees related to the DIP facility.
11.	Settlement Proceeds Held in Trust represent funds received by BCFPI pursuant to an agreement it had with Smurfit-Stone Container Canada Inc. The amount held in trust by the Monitor does not form part of the Closing Bank Balance.
12.	The Intercompany A/R Balance represents pre-filing and post-filing sales to paper customers in the United States by BCFPI through Bowater America Inc. This amount is assumed not to be stayed and is collected by BCFPI from Bowater America Inc. in the normal course. This balance represents trade A/R only and does not represent any amounts funded from BI to BCFPI pursuant to the BI/BCFPI DIP Facility.

APPPENDIX “I”

ACI GROUP KEY PERFORMANCE INDICATORS

ACI Group

KPI Analysis

Newsprint, Specialty Paper & Pulp

Sales tonnage (MT)	October	November	December	January	February	March	April	May	Total

Newsprint	134,539	134,309	142,165	121,084	91,235	142,627	94,276	130,197	1,922,984

Specialty Paper	106,850	102,796	91,047	89,914	86,604	96,506	99,449	102,473	1,632,975

Pulp	4,726	5,347	5,513	4,270	4,187	6,949	6,087	1,885	74,041

	246,115	242,451	238,725	215,267	182,026	246,082	199,812	234,555	3,629,999

Net sales (US$000)	146,853	144,830	139,663	130,193	112,015	145,064	132,237	158,981	2,380,921

Net selling price per tonne (US$)	597	597	585	605	615	589	662	678	656

Mill Uptime (%)	78	81	80	77	79	79	83	81	78

Lumber

Sales (mbf)	63	81	68	64	76	102	86	67	1,176

Net sales (US$000)	18,932	22,071	18,907	19,048	22,947	32,866	29,302	23,376	344,834

Sales per mbf (US$)	301	273	280	296	303	322	342	350	293

APPENDIX “J”

BCFPI KEY PERFORMANCE INDICATORS

Bowater Canadian Forest Products Inc.

KPI Analysis

Newsprint, Specialty Paper & Pulp

Sales tonnage (MT)	October	November	December	January	February	March	April	May	Total

Newsprint	21,538	22,681	20,217	16,002	28,217	41,719	34,099	25,715	504,216

Specialty Paper	5,603	5,702	4,986	5,348	3,470	7,541	4,726	80	164,894

Pulp	26,584	24,075	32,379	23,094	35,612	30,892	25,977	20,890	436,325

	53,724	52,458	57,582	44,444	67,299	80,152	64,802	46,685	1,105,435

Net sales (US$000)	30,076	30,592	34,018	26,416	39,998	46,027	40,826	31,416	665,559

Net selling price per tonne (US$)	560	583	591	594	594	574	630	673	602

Mill Uptime (%)	73	81	80	77	82	83	79	82	82

Lumber

Sales (mbf)	38	41	32	33	47	56	52	46	630

Net sales (US$000)	9,509	10,188	8,337	8,472	13,257	16,333	15,733	14,233	159,934

Sales per mbf (US$)	250	249	257	259	282	290	302	309	254